UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

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ENERGYCONNECT GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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51 East Campbell Avenue, Suite 145
Campbell, CA 95008
____________________________________________________

ANNUAL MEETING OF SHAREHOLDERS
To Be Held July 28, 2009

To Our Shareholders:

You are cordially invited to attend the Annual Meeting of shareholders of EnergyConnect Group, Inc., to be held on July 28, 2009 at EnergyConnect’s offices at 51 East Campbell Avenue, Suite 145, Campbell, CA 95008, at 10:00 a.m., Pacific time.

At this meeting, you will be asked to (1) elect the directors of EnergyConnect, (2) approve the restatement of EnergyConnect’s 2004 Stock Incentive Plan to make amendments and updates as necessary to comply with recent changes in applicable laws and to provide additional flexibility and align the plan with EnergyConnect’s current practices and (3) transact such other business as may properly come before the annual meeting.  It is very important that your shares are represented at the meeting.  Accordingly, whether or not you plan to attend this meeting, we urge you to vote promptly by returning the enclosed proxy card.  You may also vote via the internet or by telephone by following the instructions contained on the proxy card.  Voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the meeting.

Pursuant to changes to the federal securities laws, EnergyConnect will now be making its proxy material available on the internet rather than printing and mailing these materials.  On June 15, 2009 a Notice of Internet Availability of Proxy Materials, commonly referred to as a “Notice and Access Card,” was mailed to shareholders.  However, you do still have the right to receive your proxy materials by mail or e-mail if you request them, and you continue to have the right to vote by mail as well as by telephone and on the internet.

All shareholders are encouraged to read this proxy statement, and the attached exhibits, in their entirety and consider them carefully in determining whether to vote for these proposals.

You may revoke your proxy at any time before it has been voted.

Thank you very much for your time and consideration in these matters.

Very truly yours,

ENERGYCONNECT GROUP, INC.

By:	/s/ Randall R. Reed
Randall R. Reed
Secretary

ENERGYCONNECT GROUP, INC.

51 East Campbell Avenue, Suite 145
Campbell, CA 95008
____________________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held July 28, 2009

Notice is hereby given that EnergyConnect Group, Inc., will hold its annual meeting of shareholders on July 28, 2009.  The meeting will be held at EnergyConnect’s offices at 51 East Campbell Avenue, Suite 145, Campbell, CA 95008, at 10:00 a.m., Pacific time, for the purpose of considering and acting upon the following:

1.	To elect six directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified;

2.
To approve the restatement of EnergyConnect’s 2004 Stock Incentive Plan to make amendments and updates as necessary to comply with recent changes in applicable laws and provide flexibility for employee compensation; and

3.	To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

Holders of common stock of record at the close of business on June 5, 2009 are entitled to receive a Notice and Access Card and to vote at the annual meeting.  A complete list of shareholders will be open to examination of any shareholder at the Annual Meeting.

The Annual Meeting will start promptly at 10:00 a.m.  To avoid disruption, admission may be limited once the meeting begins.

ENERGYCONNECT GROUP, INC.

By:	/s/ Randall R. Reed
Randall R. Reed
Secretary

IMPORTANT:
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE THE ENCLOSED PROXY CARD OR VOTE VIA THE INTERNET OR TELEPHONE BY FOLLOWING THE ENCLOSED INSTRUCTIONS.  VOTING PROMPTLY WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION.  EACH PROXY GRANTED MAY BE REVOKED BY THE SHAREHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED.

PROXY STATEMENT

This Proxy Statement is furnished to the holders of the shares of common stock in connection with the solicitation of proxies for use at the annual meeting.  The annual meeting of Shareholders of EnergyConnect Group, Inc. (the “Company,” “EnergyConnect,” “ECNG,” “we,” “us,” or “our”) will be held on July 28, 2009, at the offices of EnergyConnect at 51 East Campbell Avenue, Suite 145, Campbell, CA 95008, at 10:00 a.m., Pacific time (the “Annual Meeting”).  The enclosed form of proxy is solicited by the Board of Directors of EnergyConnect (the “Board”), and the cost of the solicitation will be borne by EnergyConnect.  The costs and expenditures of the solicitation are not expected to exceed the amount normally expended for these types of proposals.  In addition to solicitation by mail, some of EnergyConnect’s directors, officers, and regular employees may solicit proxies personally or by telephone or other means without additional compensation.  When the proxy is properly executed and returned, the shares of common stock it represents will be voted as directed at the Annual Meeting or any postponement or adjournment of the Annual Meeting.  If no direction is indicated, those shares of common stock will be voted “FOR” the proposals set forth in the attached Notice of Annual Meeting of Shareholders.  Any Shareholder giving a proxy has the power to revoke it at any time before it is voted at the Annual Meeting. All proxies delivered pursuant to this solicitation are revocable at any time at the option of the persons executing them by giving written notice to the Secretary of EnergyConnect, by delivering a later-dated proxy or by voting in person at the Annual Meeting.  The mailing address of the principal executive offices of EnergyConnect is 51 East Campbell Avenue, Suite 145, Campbell, CA 95008.  The Notice and Access Card directing shareholders to this Proxy Statement, the attached notice of Annual Meeting of Shareholders, and the accompanying proxy card, attached hereto as Appendix A, is first being mailed to Shareholders on or about June 15, 2009.

RECORD DATE AND SHARES ENTITLED TO VOTE

Only holders of common stock of record as of the close of business on June 5, 2009 will be entitled to vote at the Annual Meeting.  As of the record date, EnergyConnect had outstanding 95,179,963 shares of common stock held by 206 shareholders of record.  Holders of common stock on the record date are entitled to one vote for each common share of stock held on any matter that may properly come before the Annual Meeting.  All issued preferred stock of EnergyConnect has, in accordance with the Articles of Incorporation, automatically converted to common stock prior to the record date and any shareholders that are in possession of preferred certificates are entitled to one vote for each share of common stock into which such share of preferred stock has converted into (rounded to the nearest whole share) on any matter that may properly come before the Annual Meeting.  Anyone holding preferred certificates can surrender those certificates to EnergyConnect and ask that common share certificates be issued.

QUORUM AND VOTING REQUIREMENTS

The presence in person or by proxy of the holders of the majority of the shares of common stock issued and outstanding as of the record date and entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.  Abstentions with respect to any proposal under consideration at the Annual Meeting will be counted for purposes of establishing a quorum.  If a quorum is present, abstentions will have no effect on the voting.  As of the record date, the directors and the executive officers of EnergyConnect owned an aggregate of approximately 11.5% of the outstanding shares of common stock.  Shares of common stock held by nominees for beneficial owners will be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters before the Annual Meeting even if the nominee may not exercise discretionary voting power with respect to other matters and voting instructions have not been received from the beneficial owner.

ELECTION OF DIRECTORS

(Proposal 1)

In accordance with the Company’s Bylaws, the Board of Directors shall consist of no fewer than three and no more than eleven directors, the specific number to be determined by resolution adopted by the Board of Directors.  The Board of Directors has set the number of directors at six (6).  Directors will serve until the next annual meeting of shareholders or until their successors are duly elected and qualified.

NOMINEES FOR DIRECTOR

The names and certain information concerning the nominees for director are set forth below.  Shares represented by the proxies will be voted for the election to the Board of Directors of the persons named below unless authority to vote for a particular director or directors has been withheld in the proxy.  In the event of the death or unavailability of any nominee or nominees, the proxy holders will have discretionary authority under the proxy to vote for a substitute nominee.  Proxies may not be voted for more than six nominees.  The Board of Directors has nominated the persons named in the following table to be elected as directors.

NAME OF NOMINEE	POSITION WITH THE COMPANY	SERVED AS A DIRECTOR SINCE	AGE
Kevin R. Evans	Director, President and Chief Executive Officer	January 5, 2009	51
William C. McCormick	Chairman of the Board	February, 2004	75
Rodney M. Boucher	Director	October, 2005	65
John P. Metcalf	Director	June 29, 2007	58
Gary D. Conley	Director	February, 2006	48
Kurt E. Yeager	Director	May 10, 2007	69

There is no family relationship among any of the directors or executive officers of the Company.

KEVIN R. EVANS was appointed as a director on January 5, 2009.  Mr. Evans currently serves as EnergyConnect’s President and Chief Executive Officer.  Prior to starting at EnergyConnect, Mr. Evans served as the Chief Business Officer  and the Chief Financial Officer at the Electric Power Research Institute (EPRI) from 2003 to 2008.  From 1999 to 2003 he was  Chief Financial Officer for PlaceWare, Inc. when it was acquired by  Microsoft. Mr. Evans also served as VP Finance and Operations and CFO for Sequel, Inc.,  a VC funded MBO of Memorex’s disc drive business which he subsequently sold to Solectron. Mr. Evans held his first CFO position for Madge Networks, N.V., which developed and manufactured ATM, Ethernet, ISDN and Token Ring networking technology. He has held a number of finance and management positions for Merisel, Inc., Kerr Glass Manufacturing Corp., Wells Fargo Bank, N.A. and ARA Services, Inc. Mr. Evans holds a dual bachelor’s degree in Economics and Management from Sonoma State University and a master’s in Business Administration from San Diego State University.

WILLIAM C. MCCORMICK served as CEO of Microfield Group prior to acquiring EnergyConnect, Inc. until the two companies merged. Mr. McCormick was Chief Executive Officer and Chairman of the Board of Directors of Precision Castparts, Corp., a publicly traded aerospace company, from August 1994 to August 2002. He originally joined Precision Castparts in April 1985. Prior to Precision Castparts, he spent 32 years at General Electric in various businesses, including GE Aircraft Engines, Carboloy Systems, Distribution Equipment, and Industrial Electronics. Mr. McCormick serves on the board of directors of Merix Corporation, a publicly traded manufacturer of high performance interconnect products. He serves on the boards of several other “for profit” and non-profit companies. Mr. McCormick holds a BS in Mathematics from the University of Cincinnati.

RODNEY M. BOUCHER was the founder and CEO of EnergyConnect, Inc. from its inception in 1998 to the end of 2008.  Before forming EnergyConnect, Mr. Boucher served as Chief Executive Officer of Calpine Power Services and Senior Vice President of Calpine Corporation from 1995 to 1998.  He served as Chief Operating Officer of Citizens Power and Light and held a number of senior management positions with PacifiCorp and United Illuminating Company including Chief Information Officer, Vice President of Operations, Vice President of Power Resources, and Director of Engineering.  Mr. Boucher holds an AMP certificate from Harvard Business School, an MS in electrical engineering from Rensselaer Polytechnic University and a BS from Oregon State University.  Mr. Boucher is a member of several non-profit boards and a senior fellow of the American Leadership Forum.

JOHN P. METCALF was elected as a director in June 2007.  Since November 2002, Mr. Metcalf has been a Partner with Tatum LLC, the largest executive services and consulting firm in the United States.  Mr. Metcalf has 19 years experience as a CFO, most recently at ESI, a provider of high-technology manufacturing equipment to the global electronics market. Prior to ESI, Mr. Metcalf served as CFO for Siltronic, WaferTech, Siltec Corporation, and OKI Semiconductor.  Mr. Metcalf began his career at AMD, where he worked for eleven years in a number of finance managerial positions including Director and Controller of North American Operations.  Mr. Metcalf also currently serves on the Board of Directors and is Chairman of the Audit Committee for ParkerVision.  Mr. Metcalf holds both a BS in Business Administration and an MBA from U.C. Berkley.

GARY D. CONLEY was elected as a director in December 2005.  He is Chairman and CEO of H2Go, a renewables research and development company.  Mr. Conley is founder, former CEO and currently Chairman of SolFocus, a solar company commercializing advanced concentrator solar technology.  He served as CEO of GuideTech, a manufacturer of semiconductor test equipment from July 2003 to February 2005.  He was Senior Vice President in charge of the Memory Test Division at Credence Corporation, a manufacturer of semiconductor test equipment, from May 1993 to November 1996.  Mr. Conley was President of EPRO, a manufacturer of semiconductor test equipment from January 1990 to May 1993, at which time the business was sold to Credence.  Mr. Conley has been an active investor in early stage, advanced technology companies.  He sits on the boards of several companies.

KURT E. YEAGER was elected as a director in May 2007.  Mr. Yeager has more than 30 years of experience in the energy industry and energy research and was the past President and Chief Executive Officer of the Electric Power Research Institute (“EPRI”), the national collaborative research and development organization for electric power.  Under Mr. Yeager’s leadership, EPRI evolved from a non-profit electric power research institute into a family of companies encompassing collaborative and proprietary R&D as well as technical solution applications for the electricity enterprise in the U.S. and over 40 other countries.  As CEO, Mr. Yeager also led the electricity enterprise-wide collaborative development of the landmark Electricity Technology Roadmap, and the Electricity Sector Framework for the Future.  Mr. Yeager also served as the director of Energy R&D Planning for the EPA Office of Research.  He was with the MITRE Corporation as associate head of the Environmental Systems Department.  Mr. Yeager recently released his book, Perfect Power: How the Microgrid Revolution Will Unleash Cleaner, Greener, More Abundant Energy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES.

RESTATEMENT OF ENERGYCONNECT’S 2004 STOCK INCENTIVE PLAN

(Proposal 2)

The Company’s Board of Directors has adopted resolutions approving, declaring advisable and recommending that the Company’s shareholders approve a restatement of EnergyConnect’s 2004 Stock Incentive Plan (the “Plan”) to authorize certain amendments and updates to better take into account recent changes in applicable securities and tax laws, regulations and rules and to allow for greater flexibility in employee compensation.

The purpose of the Plan is to enable the Company to attract and retain the services of (1) selected employees, officers and directors of the Company or of any subsidiary of the Company and (2) selected non-employee agents, consultants, advisors, persons involved in the sale or distribution of the Company’s products and services and independent contractors of the Company or any subsidiary.  The Company’s Board of Directors believes that such a plan is necessary to align the interests of such persons with the interests of the Company’s shareholders, which will increase their incentive to improve the Company’s performance.  The Plan is administered by the Compensation Committee, whose members are non-employee directors that are appointed by the Board.  The Committee selects recipients, makes grants of options, stock appreciation rights, stock bonuses, restricted stock and restricted stock units (collectively “Awards”) and adopts regulations and procedures for the Plan.

Purpose and Rationale for the Proposed Restatement

The Board has determined that amendments and updates to the Plan are advisable or necessary to comply with applicable securities and tax laws, regulations and rules and current practice.  While the format and some of the wording of the Plan has been changed in the proposed restated plan, attention has been given to avoid any adverse impact on existing Awards or to expand the scope of the Plan.

Several of these amendments specifically address the recent addition of Section 409A to the Internal Revenue Code (“Code”).  Section 409A provides that unless a nonqualified deferred compensation “plan” is exempt from its provisions or complies with certain rules regarding the timing of deferrals and distributions, all amounts deferred under the plan for the current year and all previous years become immediately taxable, plus interest and a 20% penalty tax, when and to the extent the compensation is not subject to a “substantial risk of forfeiture” and has not previously been included in gross income.  Several provisions of the proposed amended and restated Plan are intended to clarify that the Plan and its benefits are exempt from Code Section 409A.

Provisions were added or revised to address and comply with Rule 16b-3 of the Securities Exchange Act of 1934 relating to insider trading or short swing profiting and provisions were expanded to address the compensation limitations of Code Section 162(m) and the use of performance-based awards.

Certain provisions or features under the Plan that have not been used during the Plan’s existence are being removed, e.g., foreign grants and additional cash bonuses tied to action by the recipient in connection with the receipt by or the exercise of the recipient’s rights under another Award.

Provisions relating to the possibility of a cashless exercise were expanded and provisions absolving the Company of responsibility to take certain actions to warn or otherwise notify the participant of his/her rights in how to exercise or preserve the cashless exercise or to insure or minimize tax consequences that flow from the receipt of or exercise of rights under the Plan.

A copy of the Restated 2004 Stock Incentive Plan incorporating these changes is attached to this Proxy Statement as Appendix B.

Effect of the Proposed Restatement

The proposed restatement of the Plan will add protections for the Company not previously contained in the Plan, eliminate unused provisions and more specifically address the securities and tax laws, regulations and rules.   If the Company’s shareholders approve the Restated 2004 Stock Incentive Plan, it have an effective date of December 31, 2008.

Required Approvals

No other approvals are required to restate the Plan as set forth above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED RESTATEMENT OF ENERGYCONNECT’S 2004 STOCK INCENTIVE PLAN.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the year ended January 3, 2009, the Board of Directors held fourteen board meetings, the Audit Committee held five meetings, the Compensation Committee held three meetings, and the Nominating and Governance Committee held three meetings.  Each committee member is a non-employee director of the Company who meets the independence requirements of applicable law.  Each of our incumbent directors attended at least 75% of the total number of Board of Directors meetings and committee meetings on which he served during 2008.

We have adopted a policy encouraging our directors to attend annual meetings of stockholders and believe that attendance at the annual meeting of shareholders is important.  Two of our directors attended our annual shareholder meeting held on September 14, 2008.  Although the Board of Directors has not adopted a formal process for shareholders to send communications to the Board, any shareholder may send communications to William McCormick, Chairman of the Board.  Such communications must be mailed to Bill Munger, c/o EnergyConnect Group, Inc., 5335 SW Meadows., Suite 325, Lake Oswego, Oregon 97035.  As the Board believe this process allows shareholders to communicate effectively with the Board, the Board has determined that a formal process is not needed at this time.

Our Board of Directors has three standing committees, each of which is described below.

Audit Committee

Three independent directors of the Corporation comprise the Audit Committee of the Board of Directors.  The members of the Audit Committee, Messrs. Metcalf, Yeager and McCormick.  Mr. McCormick was appointed to the Audit Committee on October 1, 2008, replacing Phillip G. Harris.  The Board of Directors has determined that Messrs. Harris, Yeager, Metcalf, and McCormick are independent.  The Board of Directors has also determined that Mr. Metcalf is an “audit committee financial expert” as defined in Securities and Exchange Commission (“SEC”) rules.  The Audit Committee met five times during the fiscal year 2008 coincident with the filing of SEC quarterly Forms 10-QSB and other press releases involving financial matters.  The Audit Committee operates under the Audit Committee Charter that was adopted by the Board of Directors, a copy of which is posted and can be viewed in the “Investors” section of our website at www.energyconnectinc.com.

The purpose of the Audit Committee is to provide assistance to the Board of Directors in fulfilling its responsibility to:

▪	Monitor the integrity of EnergyConnect’s financial reporting process and systems of internal controls regarding accounting and finance;
▪	Monitor the independence and performance of the EnergyConnect’s independent auditors;
▪	Provide an avenue of free and open communication among the independent auditors, management and board of directors;
▪	Review any conflict of interest situation brought to the committee’s attention; and
▪	Review EnergyConnect’s approach to business ethics and compliance with the law.

In connection with EnergyConnect’s financial statements for the year ended January 3, 2009, the Audit Committee:

▪	Reviewed and discussed with management and the independent auditors the audited financial statements;
▪
Discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principals generally accepted in the United States, their judgments as to the quality, not just the acceptability, of EnergyConnect’s accounting principals and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61);

▪	Received written disclosures and a letter from the independent auditors as required by Independence Standards Board Standard No. 1 and discussed the auditors’ independence with the auditors; and
▪	Recommended to the Board of Directors (and the Board has approved) that EnergyConnect include its audited financial statements for the year ended January 3, 2009 in its Annual Report on Form 10-K.

This report is submitted on behalf of the members of the Audit Committee:

John P. Metcalf
Kurt E. Yeager
William C. McCormick

Nominating and Governance Committee

On August 21, 2007, the board of directors appointed Mr. Yeager as chairman of the Nominating and Governance Committee, joining Messrs. Conley, Metcalf and McCormick as members of that Committee.  Mr. Conley left the Committee as of October 1, 2008.  The current policy requires that the Nominating and Governance Committee consist of at least two independent Board Members.  The Nominating and Governance Committee met three times during the fiscal year 2008.

The goal of the Nominating and Governance Committee is to assure the composition, practices and operation of the Board contribute to value creation and effective representation of the Company’s shareholders.  In assessing potential new Directors, the Committee considers individuals from various disciplines and diverse backgrounds.  The selection of qualified Directors is complex and crucial to the Company’s long-term success.  Potential Board candidates are evaluated based upon various criteria, such as (1) their broad-based business, governmental, non-profit, or professional skills and experiences that indicate whether the candidate will be able to make a significant and immediate contribution to the Board’s discussion and decision-making in the array of complex issues facing the Company; (2) exhibited behavior that indicates he or she is committed to the highest ethical standards and the values of the Company; (3) special skills, expertise, and background that add to and complement the range of skills, expertise, and background of the existing Directors; (4) whether the candidate will effectively, consistently, and appropriately take into account and balance the legitimate interests and concerns of all our shareholders and other stakeholders in reaching decisions; and (5) a global business and social perspective, personal integrity, and sound judgment.  In addition, Directors must have time available to devote to Board activities and to enhance their knowledge of the Company and its subsidiary EnergyConnect, Inc.  To assist in the identification and evaluation of qualified Director candidates, the Corporation on occasion has engaged a search firm.  The Nominating and Governance Committee will annually review the membership criteria and modify them as appropriate.  The Committee also considers the applicable independence requirements and the current composition of the Board in its decision to nominate an individual.

The Nominating and Governance Committee does consider director candidates recommended by shareholders.  Shareholder recommendations for director candidates to be elected at the Company’s 2010 annual meeting must be delivered, in writing, at the company’s principal office, by or before March 14, 2010.  The Committee applies the same criteria set forth above in evaluating director candidates recommended by shareholders.

The Nominating and Governance Committee has a adopted a charter.  This charter, as well as our Code of Ethics, is posted and can be viewed in the “Investors” section of our website at www.energyconnectinc.com.

Compensation Committee

The Compensation Committee consisted of Messrs. Conley, as Chairman, Yeager and Metcalf as Committee members.  All three members were appointed to their positions on November 29, 2007.  The Compensation Committee formally met three times during the year and had numerous informal meetings and discussions throughout 2008.  The Committee determines the compensation level, option grants and other compensation for our executive officers.

Compensation Committee Interlocks and Insider Participation

During our 2008 fiscal year, no member of our Compensation Committee had a position as an officer of our company.  None of the members of our Compensation Committee had any other relationship with us.

During the fiscal year ended January 3, 2009, one of our executive officers, Rod Boucher served as a director on the board of Solfocus, Inc. whose Chief Executive Officer, Gary Conley, sits on the Compensation Committee of our company.  At the November 29, 2007 board of directors meeting, Mr. Conley resigned from the Compensation Committee and rejoined as chairman of that Committee on October 1, 2008.  No other executive officers of EnergyConnect serves as a:

A.    member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Compensation Committee;

B.    director of another entity, one of whose executive officers served on our Compensation Committee; or

C.    as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as our director.

Compensation Discussion and Analysis

We believe our success depends on the continued contributions of our named executive officers.  Personal relationships are very important in our industry.  Our named executive officers are primarily responsible for many of our critical customer and supplier relationships.  The maintenance of these relationships is critical to ensuring our future success.  Therefore, it is important to our success that we retain the services of these individuals and prevent them from competing with us should their employment with us terminate.

Our compensation programs are designed to provide our named executive officers competitive salaries, short term bonus opportunities, and long term equity incentives.  Our goal is to provide our named executive officers with incentives that are aligned with the performance of our business and the performance of our common stock.  Our salary amounts are intended to be competitive with similarly situated companies.

Our compensation plan consists of the following components: salary, annual incentive bonus and long term equity incentives. The details of each these components are described in the tables and narrative below.

Our compensation plan is aimed to further our belief that that retaining these officers is imperative to our success.  The long-term equity incentive plan, under which options are issued, is designed to award activities that increase the trading price of our common stock.  The management incentive bonus plan is designed to reward increases in our earnings before interest, taxes, and amortization.

Compensation Committee Report

The Compensation Committee is comprised of three independent non-employee directors.  The Committee sets the principles and strategies it serves to guide the design of our compensation plans and programs.  The Committee will annually evaluate the performance of our CEO and the other named executive officers.  Taking their performance evaluations into consideration, the Committee will establish and approve their compensation levels, including base salary, annual bonuses, and equity incentives.  The Committee met three times during the year, and considered compensation plans and programs entered into between EnergyConnect and the CEO and named executive officers.

Our Compensation Philosophy and Plans

Our executive compensation program is designed to attract and retain superior executive talent, to provide incentives and rewards to executive officers who will contribute to our long-term success and to closely align the interests of executives with those of our stockholders.  The Compensation Committee reviews our executive compensation plans and programs through the application of the business judgment of each of its members.  The Compensation Committee uses discretion and considers an executive’s entire compensation package when setting each portion of compensation, which is based upon corporate goals and performance, individual initiatives and performance, and overall market considerations.  The principal elements of our executive compensation program consist of: (i) annual base salary, (ii) participation in our management incentive plan that provides for an annual bonus, and (iii) equity incentive plan.

Base Salaries.  Annual base salaries for executive officers are initially determined by evaluating the responsibilities of the position and the experience and knowledge of the individual.  Also taken into consideration is the competitiveness of the marketplace for executive talent, including a comparison of base annual salaries for comparable positions at peer companies.

Stock Incentive Plan.  The Amended 2004 Stock Incentive Plan permits the grant of incentive stock options, non-qualified stock options, restricted stock, restricted stock units, performance shares, stock appreciation rights (SARS) and other common stock-based awards to our executive officers.  Options to purchase our common stock and/or SARS have been issued to each executive officer as further set forth below in the “Summary Compensation Table”.  The options and SARS both have an exercise price equal to the fair market value of our common stock on the grant date.  The Compensation Committee believes that equity incentives help align the interests of the executives with those of the stockholders and provide incentives for the executives to create long-term value for our stockholders.

Section 162(m) Section 162(m) of the Internal Revenue Code, provides that compensation in excess of $1,000,000 paid to the President and CEO or to any of the other four most highly compensated executive officers of a public company will not be deductible for federal income tax purposes unless such compensation satisfies one of the enumerated exceptions set forth in Section 162(m).  The Compensation Committee has reviewed our compensation plans and programs with regard to the deduction limitation set forth in Section 162(m).  Based on this review, the Compensation Committee anticipates that the annual bonus, long term incentive plan bonus and gain, if any, recognized by our CEO and named executive officers upon the exercise of stock options or SARS meet the requirements for deductibility under Section 162(m) of the Code.

Compensation of the Chief Executive Officer. Mr. Boucher was paid an annual salary of $300,000 in 2008 and was eligible for an annual bonus if our financial targets were achieved.  The amount of the annual bonus is determined using a floating percentage of annual base salary based on the level of attainment of various financial metrics.

Recent Changes to Executive Compensation.  Subsequent to the Company’s fiscal year ending January 3, 2009, certain of the Company’s executive officers agreed to a reduction in salary in exchange for options to purchase the Company’s common stock.  Kevin R. Evans, who was appointed President and Chief Executive Officer of the Company on January 5, 2009, agreed to reduce his annual salary from $300,000 to $225,000 in exchange for a grant of five hundred thousand stock options exercisable at $0.05 per share.  Randall R. Reed, the Company’s Chief Financial Officer and Secretary, agreed to reduce his annual salary from $208,000 to $170,000 in exchange for a grant of two hundred thousand stock options exercisable at $0.05 per share.

The Compensation Committee:
Mr. Gary Conley
Mr. Kurt Yeager
Mr. John Metcalf

EXECUTIVE OFFICERS OF THE REGISTRANT

The names, ages and positions of the Company’s executive officers are as follows:

NAME	AGE	CURRENT POSITION(S) WITH COMPANY
Rodney M. Boucher	65	Chief Executive Officer* and Director
Gene Ameduri	43	President and Director**
Randall R. Reed	52	Chief Financial Officer & Secretary
* Mr. Boucher resigned as Chief Executive Officer of the Company effective January 5, 2009 and he remained on the Board of Directors.  Kevin R. Evans was appointed President and Chief Executive Officer of the Company on that date.
** Mr. Ameduri resigned as President of EnergyConnect, Inc. effective March 6, 2009, and resigned from the Board of Directors effective April 1, 2009.

Summary Compensation Table

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Chief Executive Officer and other executive officers of our Company whose total annual salary and bonus exceeded $100,000 (collectively, the “named officers”) for fiscal years 2008, 2007 and 2006.

				All
				Other
			Option	Compensation
Name & Principal Position	Year	Salary ($)	Awards ($) *	($)		Total ($)
Rodney M. Boucher (1)	2008	300,000	61,334	13,974		375,308
Chief Executive Officer and Director	2007	300,000	41,430	12,415		353,845
	2006	300,000	2,771	12,415		315,186

Randall R. Reed (2)	2008	208,000	61,334	1,469		270,803
Chief Financial Officer	2007	208,000	34,349	-		242,349
	2006	208,000	19,250	-		227,250

Gene Ameduri (3)	2008	200,000	43,234	6,666		249,900
President of ECI and Director	2007	200,000	16,249	5,736		221,985
	2006	200,000	1,150	5,736		206,886

John Stremel (4)	2008	180,000	25,639	224,429	(5)	430,068
Senior Vice President	2007	180,000	7,649	99,746	(5)	287,395
	2006	180,000	501	501		180,501

*
Amounts represented stock-based compensation expense for fiscal year 2008 under SFAS 123R as discussed in Note 2, “Stock-Based Compensation” of the Notes to Consolidated Financial Statements included elsewhere in this annual report.

(1)
Mr. Boucher was appointed our Chief Executive Officer on October 13, 2005 and President of EnergyConnect Group, Inc. on February 27, 2008.  Mr. Boucher resigned as CEO of the Company effective  January 5, 2009, and is now a consultant to the Company.  Mr. Boucher remained on the Board of Directors.

(2)	Mr. Reed was appointed our Chief Financial Officer on September 19, 2005.

(3)	Mr. Ameduri was appointed President of ECI on October 13, 2005.

(4)	Mr. Stremel was appointed Senior Vice President on October 13, 2005.

(5)
This income is the result of gains upon the exercise of non-statutory stock options received by Mr. Stremel at the acquisition date of EnergyConnect.  Mr. Stremel exercised 575,460 options in 2008 and 383,640 options in 2007.

Employment Agreements with Named Executive Officers

As of January 3, 2009, we had not entered into employment agreements with any of our executive officers.  On January 5, 2009 the Company appointed Kevin R. Evans President and Chief Executive Officer, and a director.  Pursuant to an employment agreement, the Company agreed to pay Mr. Evans an annual base salary of $300,000.  Mr. Evans also received a grant of four million stock options exercisable at $0.12 per share.  Pursuant to a change in control agreement, the Company has agreed to pay Mr. Evans twelve months of severance pay upon a change in control or upon Mr. Evans termination without cause, or his resignation for good reason.  As set forth above, Mr. Evans subsequently agreed to a reduce his annual salary to $225,000 in exchange for a grant of five hundred thousand stock options exercisable at $0.05 per share.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information with respect to grants of options to purchase our common stock under our Stock Incentive Plan to the named officers as of January 3, 2009.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Rodney M. Boucher	135,417	364,583	$0.94	11/29/12
	122,396	112,604	$0.65	11/21/11

Randall R. Reed	40,625	109,375	$0.94	11/29/12
	50,781	46,719	$0.65	11/21/11
	16,667	83,333	$0.84	8/23/10

Gene Ameduri	40,625	109,375	$0.94	11/29/12
	50,781	46,719	$0.65	11/21/11

John Stremel	27,083	72,917	$0.94	11/29/12
	22,135	20,365	$0.65	11/21/11

DIRECTOR COMPENSATION

During the year ended January 3, 2009, the Board of Directors voted to increase the compensation paid to independent directors.  Previous to this change, independent directors were paid $500 per formal, in-person meeting.  Meetings attended by telephone were not compensated.  Starting with the third quarter of 2008, the independent directors are to be paid quarterly, one fourth of an annual retainer.  These annual retainers were set at $40,000 for the Chairman and $20,000 for independent directors.  Each independent director is also to be compensated for his or her participation on board committees and for duties as a committee chair.  These annual retainers range from $2,000 to $3,000 for committee participation, and from $6,000 to $9,000 for chairmanship of a board committee.

The following table sets forth summary information concerning the total compensation paid to our independent directors in 2008 for services to our company.  No stock option awards were granted to directors during 2008.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
William C. McCormick	$11,750	$-	$11,750
Gary D. Conley	$7,875	$-	$7,875
Kurt E. Yeager	$8,875	$-	$8,875
John P. Metcalf	$9,375	$-	$9,375
Phillip G. Harris (1)	$1,000	$-	$1,000

(1)  Mr. Harris resigned from the board of directors on September 1, 2008.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of January 3, 2009 as to (i) each person who is known by us to own beneficially more than 5% of the outstanding shares of any class of our common or preferred stock, (ii) each of our directors, (iii) each of the executive officers named in the Summary Compensation Table below and (iv) all directors and executive officers as a group. Except as otherwise noted, we believe the persons listed below have sole investment and voting power with respect to the common Stock owned by them.

		Common Stock and Common Stock Equivalents
Five Percent Shareholders, Directors, Director Nominees and Certain Executive Officers		Equivalent Common Shares Beneficially Owned (1)	Approximate Voting Percentage (2)
(3)	Brecken Capital LLC 346 Hartshorn Dr. Short Hills, NJ 07078	7,284,579	7.7%
(4)	CCM Master Qualified Fund, Ltd.
	One North Wacker Drive, Suite 4350 Chicago, IL 60606	5,682,755	6.0%
(5)	Robert J. Jesenik 5300 Meadows Rd., Suite 400 Lake Oswego, OR 97035	7,570,230	7.9%
(6)	Rodney M. Boucher 5335 Meadows Rd., Suite 325 Lake Oswego, OR 97035	15,359,588	15.1%
(7)	Randall R. Reed 5335 Meadows Rd., Suite 325 Lake Oswego, OR 97035	244,948	*
(8)	Gene Ameduri 5335 Meadows Rd., Suite 325 Lake Oswego, OR 97035	9,649,040	9.7%
(9)	John Stremel 5335 Meadows Rd., Suite 325 Lake Oswego, OR 97035	1,057,694	1.1%
(10)	William C. McCormick 5335 Meadows Rd., Suite 325 Lake Oswego, OR 97035	2,959,792	3.0%
(11)	Gary D. Conley 5335 Meadows Rd., Suite 325 Lake Oswego, OR 97035	140,625	*
(12)	John P. Metcalf 5335 Meadows Rd., Suite 325 Lake Oswego, OR 97035	177,396	*
(13)	Kurt E. Yeager 5335 Meadows Rd., Suite 325 Lake Oswego, OR 97035	80,104	*
(14)	All directors and executive officers as a group (8 persons)	29,669,187	27.4%

*	Less than 1%

(1)
Shares to which the person or group has the right to acquire within 60 days after March 1, 2009 are deemed to be outstanding in calculating the percentage ownership of the person or group but are not deemed to be outstanding as to any other person or group.

(2)	Percentage is based on 95,179,961 shares of common stock outstanding as of March 1, 2009.

(3)	Includes 625,000 warrants convertible into common stock within 60 days after March 1, 2009.

(4)	Includes 1,250,000 warrants convertible into common stock within 60 days after March 1, 2009.

(5)	Includes 955,654 warrants convertible into common stock within 60 days after March 1, 2009.

(6)	Includes 319,063 options and 6,128,871 warrants convertible into common stock within 60 days after March 1, 2009.

(7)	Includes 203,698 options and 13,750 warrants convertible into common stock within 60 days after March 1, 2009.

(8)	Includes 112,031 options and 3,870,138 warrants convertible into common stock within 60 days after March 1, 2009.

(9)	Includes 61,094 options and 12,500 warrants convertible into common stock within 60 days after March 1, 2009.

(10)	Includes 1,953,091options and 12,500 warrants convertible into common stock within 60 days after March 1, 2009.

(11)	Includes 121,875 options and 6,250 warrants convertible into common stock within 60 days after March 1, 2009.

(12)	Includes 83,646 options and 31,250 warrants convertible into common stock within 60 days after March 1, 2009.

(13)	Includes 80,104 options convertible into common stock within 60 days after March 1, 2009.

(14)	Includes 13,009,860 options and warrants convertible into common stock within 60 days after March 1, 2009.

EQUITY COMPENSATION PLAN INFORMATION

Stock Incentive Plan

The Company has a Stock Incentive Plan (the "Plan").  At January 3, 2009 and December 29, 2007, 6,078,870 and 9,723,750 shares of common stock were reserved, respectively, for issuance to employees, officers, directors and outside advisors.  Under the Plan, the options may be granted to purchase shares of the Company's common stock at fair market value, as determined by the Company's Board of Directors, at the date of grant.  The options are exercisable over a period of up to five years from the date of grant or such shorter term as provided for in the Plan.  The options become exercisable over periods ranging between one and four years.

The following table summarizes the changes in stock options outstanding and the related prices for the shares of the Company’s common stock issued to employees, officers and directors of the Company under the Plan.

Options Outstanding				Options Exercisable
Exercise Prices	Number Outstanding	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Number Exercisable	Weighted Average Exercise Price
$0.26 - $0.94	5,802,481	3.42	$0.74	3,696,273	$0.67
$1.76 - $2.70	276,389	2.43	$2.13	198,263	$2.18
	6,078,870	3.33	$0.81	3,894,536	$0.75

A summary of the status of the Company’s Stock Incentive Plan as of January 3, 2009 and December 29, 2007 and for the years then ended is presented below:

	January 3, 2009		December 29, 2007
		Weighted		Weighted
		average		average
		exercise		exercise
	Shares	price	Shares	price

Outstanding at beginning of year	9,723,750	$0.54	9,057,577	$0.54
Granted at market price	162,000	0.42	2,707,500	0.92
Granted at other than market price
Exercised	(2,069,331)	0.34	(1,829,507)	0.35
Cancelled	(1,737,549)	0.67	(211,820)	0.41

Outstanding at end of year	6,078,870	$0.81	9,723,750	$0.69

Options exercisable at year end	3,894,536	$0.75	5,829,750	$0.55

The Company granted 77,000 and 2,706,000 options to purchase shares of the Company’s common stock to employees and directors of the Company, during the years ended January 3, 2009 and December 29, 2007, respectively.  These options are forfeited if not exercised within periods of five to ten years, and vest over periods ranging from immediately to forty-eight months starting with the month of grant.  During 2008 the Company also granted 85,000 options to purchase shares of the Company’s common stock to outside consultants.  These options were fully vested upon issuance and have a five year life.

On October 13, 2005, in conjunction with the acquisition of EnergyConnect, the Company granted 3,260,940 options at $0.32 per share to prior holders of options in the EnergyConnect, Inc. Incentive Stock Option Plan.  These options were granted with exercise dates of February 5, 2007 and February 5, 2008.  On February 5, 2007 1,342,740 of the 1,534,560 shares eligible to be exercised, were exercised. The other 191,820 were not exercised, and therefore were forfeited. Of the remaining 1,726,380 options 1,534,560 were exercised on February 5, 2008.  The remaining 191,820 were not exercised and therefore were forfeited.

On April 24, 2008, the Company closed on the agreement to sell the assets of CEI to its management.  Coincident with that closing, 525,000 options held by CEI employees and 1,297,500 options held by CEI’s President were subject to forfeiture within 60 and 90 days of the closing, respectively, if not exercised.  Before these time periods lapsed, 15,000 options were exercised by a CEI employee and 428,500 options were exercised by CEI’s President.

The weighted average per share value of options granted during the years ended January 3, 2009 and December 29, 2007 were $0.42 and $0.92 respectively.

The Company computed the value of all options granted using the Black-Scholes pricing model as prescribed by SFAS No. 123 and SFAS No. 123(R).  The following ranges of assumptions were used to calculate the values of options granted during 2008 and 2007:

	January 3,	December 29,
	2009	2007
Risk-free interest rate	1.72% - 3.54%	3.42% - 4.64%
Expected dividend yield	-	-
Expected lives	5 years	5 years
Expected volatility	112% - 124%	120% - 134%

The Company also granted 85,000 options to an outside consultant for services rendered in 2008.  Compensation expenses charged to operations for stock options issued to consultants amounted to approximately $29,000 and $0 for the years ended January 3, 2009 and December 29, 2007, respectively.

Common Stock Warrants

In connection with an April 2003 common stock private placement, we issued 111,308 warrants to purchase common stock. Each warrant is exercisable into one share of common stock at $0.40 per share and will expire in 2008. Subsequent to this private placement, the Company exercised an option to convert $1,400,000 of outstanding debt into preferred stock that is convertible into shares of common stock. This exercise, when aggregated with all other outstanding equity arrangements, resulted in the total number of common shares that could be required to be delivered to exceed the number of authorized common shares. In accordance with EITF 00-19, the fair value of the warrants issued in the private placement must be recorded as a liability in the financial statements using the Black-Scholes model, and any subsequent changes in the Company’s stock price to be recorded in earnings. Accordingly, the fair value of these warrants at the date of issuance was determined to be $19,832. At September 1, 2004, the Company’s shareholder’s voted to increase the authorized shares available for issuance or conversion, which cured the situation described above. Accordingly, the fair value of the warrants on September 1, 2004 was determined to be $48,976. The warrant liability was reclassified to shareholders’ equity and the increase from the initial warrant value was recorded in earnings in the fiscal year ended January 1, 2005. As of December 29, 2007, the warrant holders had exercised 101,308 warrants in exchange for 101,308 shares of our common stock.  During 2008, 10,000 warrants issued in this financing were forfeited and no warrants from this issuance remain outstanding.

In September 2003, in connection with a preferred stock private placement, we issued 333,334 warrants to purchase common stock. Each warrant is exercisable into one share of common stock at $0.42 per share and will expire in 2008. In September 2003, in connection with a preferred stock private placement, the Company issued 333,334 warrants to purchase common stock.  Each warrant is exercisable into one share of common stock at $0.42 per share and will expire in 2008.  Subsequent to this private placement, the Company exercised an option to convert $1,400,000 of outstanding debt into preferred stock that is convertible into shares of common stock.  This exercise, when aggregated with all other outstanding equity arrangements, resulted in the total number of common shares that could be required to be delivered to exceed the number of authorized common shares.  In accordance with EITF 00-19, the fair value of the warrants issued in the private placement must be recorded as a liability in the financial statements using the Black-Scholes model, and any subsequent changes in the Company’s stock price to be recorded in earnings.  Accordingly, the fair value of these warrants at the date of issuance was determined to be $64,902.  At September 1, 2004, the Company’s shareholder’s voted to increase the authorized shares available for issuance or conversion, which cured the situation described above.  Accordingly, the fair value of the warrants on September 1, 2004 was determined to be $139,000.  The warrant liability was reclassified to shareholders’ equity and the increase from the initial warrant value was recorded in earnings in the fiscal year ended January 1, 2005.  As of December 29, 2007, the warrant holders had exercised 183,333 warrants in exchange for 183,333 shares of our common stock and 150,001 warrants remained outstanding. During the year ended January 3, 2009, the warrant holders exercised 34,467 warrants in exchange for 34,467 shares of our common stock.   During 2008, 115,534 warrants issued in this financing were forfeited and no warrants from this issuance remain outstanding.

In connection with the January 22, 2004 debt issuance by Destination Capital, LLC, the Company was obligated to issue warrants to purchase the Company’s common stock.  According to the terms of the debt issuance, warrants in the amount of one percent of the Company’s fully diluted common stock were issued to the debt holders on the first day of each calendar month that the debt was outstanding.  The Company repaid this debt in April 2004, and accordingly issued 1,403,547 warrants, which was equivalent to 4% of the fully diluted common stock outstanding on that date under the terms outlined in that agreement.  Each warrant is exercisable into one share of common stock at $0.31 per share, subject to changes specified in the debt agreement, and will expire in 2008.  Prior to this debt issuance, the Company exercised an option to convert $1,400,000 of outstanding debt into preferred stock that is convertible into shares of common stock.  This exercise, when aggregated with all other outstanding equity arrangements, resulted in the total number of common shares that could be required to be delivered to exceed the number of authorized common shares.  In accordance with EITF 00-19, the fair value of the warrants issued in connection with the debt issuance must be recorded as a liability for warrant settlement in the financial statements using the Black-Scholes model, and any subsequent changes in the Company’s stock price to be recorded in earnings.  Accordingly, the aggregate fair value of these warrants, on the date each of the obligations to issue warrants arose, was determined to be $701,824.  At September 1, 2004, the Company’s shareholder’s voted to increase the authorized shares available for issuance or conversion, which cured the situation described above.  Accordingly, the fair value of the warrants on September 1, 2004 was determined to be $780,373.  The warrant liability was reclassified to shareholders’ equity and the increase from the initial warrant value was recorded in earnings in the fiscal year ended January 1, 2005.  As of January 3, 2009 and December 29, 2007, the warrant holders have exercised 1,403,546 warrants in exchange for 1,226,374 shares of our common stock and no warrants remain outstanding.

In connection with the August 24, 2004 debt issuance by Destination Capital, LLC, the Company was obligated to issue warrants to purchase the Company’s common stock.  According to the terms of the debt issuance, warrants in the amount of 12.5% percent of the loan balance, outstanding on the first day of each month, were issued to the debt holders for each calendar month that the debt was outstanding.  Each warrant is exercisable into one share of common stock at the lesser of $0.38 per share or the price applicable to any shares, warrants or options issued (other than options issued to employees or directors) while the loan is outstanding, and will expire in 2009.  Prior to this debt issuance, the Company exercised an option to convert $1,400,000 of outstanding debt into preferred stock that is convertible into shares of common stock.  This exercise, when aggregated with all other outstanding equity arrangements, resulted in the total number of common shares that could be required to be delivered to exceed the number of authorized common shares.  In accordance with EITF 00-19, the fair value of the 37,500 warrants initially issued in connection with the debt issuance must be recorded as a liability for warrant settlement in the financial statements using the Black-Scholes model, and any subsequent changes in the Company’s stock price to be recorded in earnings.  Accordingly, the aggregate fair value of these warrants, issued prior to September 1, 2004, was determined to be $17,513.  At September 1, 2004, the Company’s shareholder’s voted to increase the authorized shares available for issuance or conversion, which cured the situation described above.  Accordingly, the fair value of the warrants on September 1, 2004 was determined to be $20,776.  The warrant liability was reclassified to shareholders’ equity and the increase from the initial warrant value was recorded in earnings in the fiscal year ended January 1, 2005.  As of January 3, 2009 and December 29, 2007, the warrant holders have exercised 1,309,616 of these warrants in exchange for 1,170,841 shares of our common stock, and 316,426 warrants remain outstanding.

On September 10, 2004, the Company entered into a Master Vehicle Lease Termination Agreement with CLLLC, under which the Company terminated its previous master vehicle lease agreement with CLLLC. Under the terms of this termination agreement, the Company was released from its obligation under the previous master vehicle lease agreement. In consideration for this release the Company issued 1,000,000 warrants to purchase the Company’s common shares, which were valued at $515,000 using the Black Scholes model. This warrant value was recorded in the Company’s consolidated balance sheet as common stock warrants, with a corresponding expense recorded in the Company’s consolidated statement of operations in the third quarter of 2004. As of January 3, 2009 and December 29, 2007, the holders of these warrants have exercised 1,000,000 warrants in exchange for 889,648 shares of the Company’s common stock.

On October 5, 2005, in conjunction with a private placement which resulted in gross proceeds of $3,276,000 (Note 8), the Company sold 5,233,603 shares of common stock at $0.70 per share, and issued warrants to purchase up to 2,944,693 shares of common stock.  The warrants have a term of five years and an exercise price of $0.90 per share.  As of January 3, 2009 and December 29, 2007, the warrant holders have exercised 192,370 warrants, for 180,409 shares of our common stock, and 2,752,323 warrants remain outstanding.

On October 13, 2005, the Company issued an aggregate of 19,695,432 warrants in connection with acquisition of acquired EnergyConnect, Inc. The Company valued the warrants using the Black-Scholes option pricing model, applying a useful life of 5 years, a risk-free rate of 4.06%, an expected dividend yield of 0%, a volatility of 129% and a fair value of the common stock of $2.17.  Total value of the warrants issued amounted $36,495,391, which was included in the purchase price of ECI (Note 4). As of January 3, 2009 and December 29, 2007, the warrant holders have not exercised any of these warrants.

In June 2006, in connection with a common stock private placement, we issued 5,625,000 warrants to purchase common stock (See Note 8).  Each warrant is exercisable into one share of common stock at $3.00 per share and will expire in 2011.  As of January 3, 2009 and December 29, 2007, the warrant holders have not exercised any of these warrants.

During the twelve months ended January 3, 2009 warrant holders exercised 34,467 warrants in exchange for 34,467 shares of the Company’s common stock. All of these warrants were exercised in exchange for cash of $14,476.  A total of 125,534 warrants were forfeited during 2008.  On May 7, 2008, the Company entered into a private placement under which it issued 9,051,310 shares of its common stock in exchange for cash. In conjunction with this private placement, the Company issued 4,525,655 five year warrants exercisable at $0.60 per share to investors. The Company also issued an aggregate of 140,219 five year warrants to consultants during the year ended January 3, 2009 with exercise prices ranging from $.40 to $.60 per share.

During the twelve months ended December 29, 2007 no warrants were granted, exercised or forfeited.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”).  Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during 2008, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

INDEPENDENT PUBLIC ACCOUNTANTS

The following is a summary of the fees billed to EnergyConnect Group, Inc. by RBSM LLP for professional services rendered in connection with the fiscal years ended, January 3, 2009 and December 29, 2007, respectively:

	January 3, 2009	December 29, 2007
Fee Type

Audit fees	$162,133	$162,387
Audit related fees	49,280	61,260
Tax fees	30,251	17,150
All other fees	85,900	92,243

Total fees	$327,564	$333,040

AUDIT FEES.  Consists of billings for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports that are normally provided by independent accounting firms in connection with regulatory filings, including audit services performed related to mergers and acquisitions.

AUDIT-RELATED FEES.  Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements, which are not reported under "Audit Fees."

TAX FEES.  Consists of billings for professional services for tax compliance and tax planning regarding federal and state tax filings.

ALL OTHER FEES.  Consists of fees for services other than the services reported above.

Prior to engagement of our independent auditor, such engagement is approved by our Audit Committee.  The services provided under this engagement may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Pursuant to our Audit Committee Charter, the independent auditors and management are required to report to our Audit Committee at least quarterly regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. All audit-related fees, tax fees and other fees incurred by us for the year ended January 3, 2009, were approved by our Audit Committee.

TRANSACTIONS WITH RELATED PERSONS

During the year ended January 3, 2009, the Company did not enter into any transactions with related persons.

OTHER MATTERS

Neither the Board of Directors nor management intends to bring any matter for action at the Annual Meeting of Shareholders other than those matters described above.  If any other matter or any proposal should be presented and should properly come before the meeting for action, the persons named in the accompanying proxy will vote upon such matter and upon such proposal in accordance with their best judgment.

FINANCIAL INFORMATION

For more detailed information regarding EnergyConnect, including financial statements, you may refer to our most recent Form 10-Q for the quarterly period ended March 31, 2009, and other periodic filings with the SEC which we file from time to time.  This information may be found on the SEC’s EDGAR database at www.sec.gov.

SHAREHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

Proposals of shareholders intended to be presented at the Company’s 2010 annual meeting of Shareholders must be received by the Company at its principal office no later than March 14, 2010, to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this proxy statement concerning expectations, beliefs, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are other than statements of historical facts are “forward-looking statements” within the meaning of the federal securities laws.  Although the Company believes that the expectations and assumptions reflected in these statements are reasonable, there can be no assurance that these expectations will prove to be correct.  These forward-looking statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the forward-looking statements.  Any such forward-looking statements should be considered in light of such important factors and in conjunction with other documents of the Company on file with the SEC.

New factors that could cause actual results to differ materially from those described in forward-looking statements emerge from time to time, and it is not possible for the Company to predict all of such factors, or the extent to which any such factor or combination of factors may cause actual results to differ from those contained in any forward-looking statement.  Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligations to update the information contained in such statement to reflect subsequent developments or information.

/s/ Randall R. Reed
Randall R. Reed
Secretary

Appendix A

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED BELOW.					THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 2.
		FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS			FOR	AGAINST	ABSTAIN
PROPOSAL 1.	Election of Directors	☐	☐	☐	PROPOSAL 2.	Restatement of the Company’s 2004 Stock Incentive Plan.	☐	☐	☐
Nominees:
	01	Rodney M. Boucher 04 William C. Mccormick
	02	Gary D. Conley 05 John P. Metcalf
	03	Kevin R. Evans 06 Kurt E. Yeager

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)
The shareholder signed below reserves the right to revoke this Proxy at any time prior to its exercise by written notice delivered to the Company’s Secretary at the Company’s offices at 5335 SW Meadows Rd., Suite 325, Lake Oswego, Oregon 97035 prior to the Annual Meeting. The power of the Proxy holders shall also be suspended if the shareholder signed below appears at the Annual Meeting and elects in writing to vote in person.

Mark Here for Address Change or Comments SEE REVERSE	☐	Will Attend Meeting	☐	YES

Signature	Signature	Date
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲  FOLD AND DETACH HERE  ▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING.BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting are available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

INTERNET http://www.proxyvoting.com/ecng Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders The Proxy Statement and the 2008 Annual Report to Shareholders are available at:
http://bnymellon.mobular.net/bnymellon/ecng

To vote by mail, mark, sign and date your proxy card andreturn it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

ENERGYCONNECT GROUP, INC.
PROXY
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON July 28, 2009

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated June 15, 2009, and hereby names, constitutes and appoints Randall R. Reed and Kevin R. Evans, or either of them acting in absence of the other, with full power of substitution, my true and lawful attorneys and Proxies for me and in my place and stead to attend the Annual Meeting of the Shareholders of EnergyConnect Group, Inc. (the “Company”), to be held at 10:00 a.m. on July 28, 2009, and at any postponement or adjournment thereof, and to vote all the shares of Common Stock, including the shares of Common Stock into which any Preferred Stock has converted into, held of record in the name of the undersigned on June 5, 2009 with all the powers that the undersigned would possess if he were personally present.

Address Change/Comments (Mark the corresponding box on the reverse side)	BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250 (Continued and to be marked, dated and signed, on the other side)

▲  FOLD AND DETACH HERE  ▲

You can now access your EnergyConnect Group, Inc. account online.

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Appendix B

Restated 2004 Stock Incentive Plan

ENERGYCONNECT GROUP, INC.

RESTATED 2004 STOCK INCENTIVE PLAN

1.             Purpose.  The purpose of this Stock Incentive Plan (the “Plan”) is to enable EnergyConnect Group, Inc. (the “Company”) to attract and retain the services of (1) selected employees, officers and directors of the Company or of any Affiliate and (2) selected nonemployee agents, consultants, advisors, persons involved in the sale or distribution of the Company’s products or services and independent contractors of the Company or any Affiliate.

2.             Definitions.  As used in the Plan, the following terms have the meanings set forth below:

2.1           “Affiliate” means (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

2.2           “Award” means any Option, Stock Appreciation Right, Stock Bonus, Restricted Stock, Restricted Stock Unit, Performance Award granted under the Plan.

2.3           “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award granted under the Plan.  Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

2.4           “Board” means the Board of Directors of the Company.

2.5           “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

2.6           “Committee” means the committee appointed by the Board from among its members to administer the Plan pursuant to Section 3.

2.7           “Company” means EnergyConnect Group, Inc., an Oregon corporation, and any successor corporation.

2.8           “Covered Employee” shall have the meaning provided in Section 162(m) of the Code and the applicable Treasury Regulations promulgated thereunder.

2.9           “Director” means a member of the Board, including any Non-Employee Director.

2.10         “Eligible Person” means any employee, officer, consultant, independent contractor or director providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person.  An Eligible Person must be a natural person.

2.11         “Equity Restructuring” means a dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar equity restructuring transaction (as that term is used in Statement of Financial Accounting Standards No. 123 (revised) that affects the Shares or other securities of the Company such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

2.12         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.13         “Fair Market Value” means, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.  Notwithstanding the foregoing and unless otherwise determined by the Committee, the Fair Market Value of a Share as of a given date shall be the closing sale price of one Share on the trading day immediately preceding the date, if the Shares are then listed on a principal United States securities market for such Shares.

2.14         “Grant” means the completion of the corporate action necessary to create the legally binding right constituting an Award regardless of when the instruments, certificates or letters evidencing the Award are communicated to or actually received or accepted by the recipient of the Award.  A corporate action creating the legally binding right constituting the Award is not considered complete until the date on which the maximum number of shares involved in the Award and the minimum exercise or grant price are fixed and determinable and the class of shares of stock in the Company and the identity of the recipient is designated.

2.15         “Incentive Stock Option” means an Option granted under Section 6.2 of the Plan that is intended to qualify as an “incentive stock option” in accordance with the terms of Section 422 of the Code or any successor provision.

2.16         “Non-Employee Director” means any Director who is not also an employee of the Company or an Affiliate within the meaning of Rule 16b-3 (which term “Non-Employee Director” is defined in this paragraph for purposes of the definition or composition of “Committee” only and is not intended to define such term as used elsewhere in the Plan).

2.17         “Non-Qualified Stock Option” means an Option granted under Section 6.2 of the Plan that is not an Incentive Stock Option.

2.18         “Officer” means (when such term is capitalized) an officer of the Company who is subject to Section 16(b) of the Exchange Act.

2.19         “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

2.20         “Outside Director” means any Director who is an “outside director” within the meaning of Section 162(m) of the Code and the applicable Treasury Regulations promulgated thereunder.

2.21         “Participant” means an Eligible Person designated to be granted an Award under the Plan.

2.22         “Performance Award” means any right granted under Section 6.6 of the Plan.

2.23         “Performance Goal” means one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary or business unit basis: revenue, cash flow, gross profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings, earnings per share, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on assets, equity, investment, capital and revenue and total stockholder return), stock price, economic value added, working capital, market share, cost reductions, workforce satisfaction and diversity goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation.  Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria.  The Committee shall establish the Performance Goals for an Award on or before the 90th day of the applicable performance period for which Performance Goals are established and in no event after 25% of the applicable performance period has elapsed and in any event when the achievement of the applicable Performance Goals remains substantially uncertain.  The Committee may appropriately adjust any evaluation of performance under such Performance Goals to exclude the effect of certain events, including any of the following events: asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt.

2.24         “Person” means any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

2.25         “Plan” means this EnergyConnect Group, Inc. 2004 Stock Incentive Plan, as originally adopted in 2004 and as amended and restated from time to time.

2.26         “Qualified Performance Based Award” shall have the meaning set forth in Section 6.6 of the Plan.

2.27         “Restated Plan” means the Plan as amended and restated hereby and as may be further amended and restated hereafter.

2.28         “Restricted Stock” means any Share granted under Section 6.5 of the Plan.

2.29         “Restricted Stock Unit” means any unit granted under Section 6.5 of the Plan evidencing the right to receive a Share (or evidencing the right to receive a cash payment equal to the Fair Market Value of a Share if explicitly so provided in the Award Agreement) at some future date.

2.30         “Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation.

2.31         “Section 162(m)” means Section 162(m) of the Code and the applicable Treasury Regulations promulgated thereunder.

2.32         “Securities Act” means the Securities Act of 1933, as amended.

2.33         “Service” means the Participant’s performance of services for the Company (or any Affiliate) in the capacity of an employee, officer, consultant, independent contractor or director.

2.34         “Share” or “Shares” means a share or shares of common stock, no par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 7 of the Plan.

2.35         “Stock Appreciation Right” means any right granted under Section 6.3 of the Plan.

2.36         “Stock Bonus” means any Share granted under Section 6.4 of the Plan.

3.             Administration.

3.1           Committee and Composition.  The Plan shall be administered by the Committee designated by the Board to administer the Plan, which, unless otherwise provided by the Board, shall be the Company’s Compensation Committee.  The Committee shall be comprised of at least two Non-Employee Directors but not less than such number of Non-Employee Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the Committee shall be an Outside Director.  The Board may from time to time remove or add members of the Committee and shall fill vacancies on the Committee as they arise provided any new member meets the foregoing qualifications.

3.2           Delegation.

(a)           Subcommittee of Directors.  The Committee, in its sole discretion, may (1) delegate to a committee of directors who need not be Outside Directors the authority to grant Awards to Eligible Persons who are either (A) not then Covered Employees under Section 162(m) and are not expected to be Covered Employees at the time of recognition of income resulting from such award, or (B) not persons with respect to whom the Company wishes to comply with Section 162(m), or (2) delegate to a committee of directors who need not be Non-Employee Directors the authority to grant Awards to Eligible Persons who are not then subject to Section 16 of the Exchange Act.

(b)           Subcommittee of Officers.  The Committee may delegate to one or more Officers the authority to do one or both of the following:  (1) designate employees who are not such Officers to be recipients of Awards and the terms thereof, and (2) determine the number of Shares to be subject to Awards granted to such employees; provided, however, the resolution regarding such delegation shall specify the total number of Shares that may be subject to Awards granted by such Officer and that such Officer may not grant an Award to himself or herself.  Notwithstanding anything to the contrary in this Section, the Committee may not delegate to such an Officer any authority inconsistent with this Plan.

(c)           Administrator.  The Committee may delegate the administration of the Plan to an officer or officers of the Company, and such administrator(s) may have the authority to execute and distribute agreements or other documents evidencing or relating to Awards granted by the Committee under this Plan, to maintain records relating to the Grant, vesting, exercise, forfeiture or expiration of Awards, to process or oversee the issuance of Shares upon the exercise, vesting and/or settlement of an Award, to interpret the terms of Awards and to take such other actions as the Committee may specify.

(d)           Authority of Agent.  Any action by any such Subcommittee or administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and references in this Plan to the Committee shall include any such Subcommittee or administrator to the extent of such delegation, provided that the actions and interpretations of any such Subcommittee or administrator shall be subject to review and approval, disapproval or modification by the Committee.

(e)           Limitation on Authority.  Nothing contained herein shall authorize any person or group, other than the Board, to amend or terminate the Plan.  If awards are to be made under the Plan to Officers or directors, authority for selection of Officers and directors for participation and decisions concerning the timing, pricing and amount of a grant or Award, if not determined under a formula meeting the requirements of Rule 16b-3, shall not be delegated.  Any Awards made to members of the Committee should also be authorized by a disinterested majority of the Board.

3.3           Power and Authority of the Committee.  Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to:

(a)           prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein;

(b)           determine which persons are eligible to be Participants to whom Awards shall be granted hereunder and the timing of any such Awards;

(c)           determine the type or types of Awards to be granted to each Participant under the Plan;

(d)           determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award;

(e)           determine the terms and conditions of any Award or Award Agreement;

(f)           amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Option or waive any restrictions relating to any Award;

(g)          determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended;

(h)          establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;

(i)            determine whether, and the extent to which, adjustments are required pursuant to Section 7;

(j)           interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan;

(k)         establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

(l)           make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

3.4           Effect of Change in Status.  The Committee shall have the discretion to determine the effect upon an Award and upon an individual’s status as an employee under the Plan (including whether a Participant shall be deemed to have experienced a termination of employment or other change in status) and upon the vesting, expiration or forfeiture of an Award in the case of (i) any individual who is employed by an entity that ceases to be an Affiliate of the Company, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate or between any Affiliates, (iv) any change in the Participant’s status from an employee to a consultant or member of the Board, or vice versa, and (v) at the request of the Company or an Affiliate, any employee who becomes employed by any partnership, joint venture, corporation or other entity not meeting the requirements of an Affiliate.

3.5           Determinations of the Committee.  The Committee shall consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any director, officer or employee of the Company and such attorneys, consultants and accountants as it may select.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person and any other persons claiming rights under the Plan or any Award.  If for any reason a Committee decision is subjected to review, a Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.

3.6           Power and Authority of the Board.  Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, but only to the extent it would not cause a loss of any benefits under Section 162(m) or qualification under Rule 16b-3.

4.           Shares Available for Awards.

4.1           Aggregate Shares Available.

(a)           Subject to adjustment as provided in Section 7, the aggregate number of Shares that may be issued under the Plan shall be 20,000,000.

(b)           Shares to be issued under the Plan may be either authorized but unissued Shares or Shares re-acquired and held in treasury.  Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan.  In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

(c)           Notwithstanding the foregoing but included in the number specified in Section 4.1(a) above, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed the maximum number specified in Section 4.1(a), subject to adjustment as provided in Section 7 of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

4.2           Accounting for Awards.  For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of Grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.  Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards under the Plan.  In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

5.             Eligibility.  Any Eligible Person shall be eligible to be designated a Participant.  In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant.  Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

6.             Awards.

6.1           General.  The Committee, on behalf of the Company, is authorized to grant Awards under the Plan provided that their terms and conditions are not inconsistent with the provisions of the Plan.  The Committee, in its discretion, may determine that any Award granted hereunder shall be a Performance Award.

(a)           Consideration for Awards.  Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee and required by applicable law.

(b)           Vesting.  The total number of Shares subject to an Award may vest in periodic installments that may or may not be equal.  An Award may be subject to such other terms and conditions on the time or times when it may be or may not be exercised or no longer subject to a substantial risk of forfeiture as the Committee may deem appropriate.

(c)           Awards May Be Granted Separately or Together.  Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate.  Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(d)           Forms of Payment under Awards.  Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the Grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.  Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the Grant.

(e)           Limits on Transfer of Awards.

(1)           Unless the Award Agreement or other document evidencing an Award (or an amendment thereto authorized by the Committee) expressly states that the Award is transferable as provided hereunder, no Award of an Incentive Stock Option, nor an Option, Stock Appreciation Right or Performance Award granted to an Officer or director of the Company, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner, other than by will, the laws of descent and distribution or as provided herein, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(2)           The Committee may grant an Award or amend an outstanding Award to provide that the Award is transferable or assignable (a) in the case of a transfer without the payment of any consideration, to any “family member” as such term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act, and (b) in any transfer described in clause (ii) of Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act, provided that following any such transfer or assignment the Award will remain subject to substantially the same terms applicable to the Award while held by the Participant to whom it was granted, as modified as the Committee shall determine appropriate, and as a condition to such transfer the transferee shall execute an agreement agreeing to be bound by such terms.

(3)           An Incentive Stock Option may be transferred or assigned only to the extent consistent with Section 422 of the Code.

(4)           Except as otherwise determined by the Committee, each Option or Stock Appreciation Right Award or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.  Notwithstanding the foregoing, a Participant may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option.  Also, the transfer of an Award to a trust is a permissible transfer of the rights under an Award if under Section 671 of the Code and applicable state law, the Participant is considered the sole beneficial owner of the Award while it is held in trust and the exercise terms and restrictions, if any, remain unchanged and to the extent appropriate, relate to the Participant (e.g., Service, death or disability).

(f)           Term of Awards.  Subject to Section 6.2(e)(3), the term of each Award shall be fixed by the Committee at the time of Grant, but shall not be longer than 10 years from the date of Grant.

(g)           Restrictions; Securities Exchange Listing.  All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions.  If the Shares or other securities are traded on a securities exchange, the Company shall not be required, and shall have no liability for failure, to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been and continue to be admitted for trading on such securities exchange.  No Shares or other assets shall be issued or delivered pursuant to the Plan, and the Company shall have no liability for failure to issue or deliver Shares under the Plan, unless and until there shall have been compliance with all applicable requirements of applicable securities laws and all applicable listing requirements of any stock exchange or trading system on which the Shares are then traded, if any.  No Shares shall be issued or delivered pursuant to the Plan, and the Company shall have no liability for failure to issue or deliver Shares under the Plan, if doing so would violate any internal policies of the Company.

(h)           Prohibition on Repricing.  Except as provided in Section 7, no Option or Stock Appreciation Right may be amended to reduce its initial exercise or Grant price and no Option or Stock Appreciation Right shall be canceled and replaced with Options or Stock Appreciation Rights having a lower exercise or Grant price, without the approval of the stockholders of the Company if such action will make the Option or Stock Appreciation Right no longer exempt from Code Section 409A.

(i)           Additional Restrictions on Awards.  Either at the time an Award is granted or by subsequent action, the Committee may, but need not, impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by a Participant of any Shares issued under an Award, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant or Participants, and (c) restrictions as to the use of a specified brokerage firm for receipt, resales or other transfers of such Shares.

6.2           Options.  The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(a)           Exercise Price.  The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of Grant of such Option.

(b)           Option Term.  The term of each Option shall be fixed by the Committee at the time of Grant, but shall not be longer than 10 years from the date of Grant.

(c)           Time and Method of Exercise.

(1)           General.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made.  Except as provided in Sections 6.2(c)(5) and 7, Options may be exercised from time to time over the period stated in each Option in such amounts and at such times as shall be prescribed by the Committee, provided that Options shall not be exercised for fractional shares.

(2)           Continuous Service.  Except as provided in Section 6.2(c)(5) or as determined by the Committee, no Option may be exercised unless at the time of such exercise the Participant is employed by or in the Service of the Company or any  subsidiary of the Company and shall have been so employed or provided such Service continuously since the date such Option was granted.  Absence on leave or on account of illness or disability under rules established by the Committee shall not, however, be deemed an interruption of employment or Service for this purpose.

(3)           Annual Rollover.  Unless otherwise determined by the Committee, vesting of Options shall not continue during an absence on leave (including an extended illness) or on account of disability.  Unless otherwise determined by the Committee, if the Participant does not exercise an Option in any one year with respect to the full number of Shares to which the Participant is entitled in that year, the Participant’s rights shall be cumulative and the Participant may purchase those Shares in any subsequent year during the term of the Option.

(4)           Restricted Disposition of Stock.  Unless otherwise determined by the Committee, if an Officer exercises an Option within six months of the Grant, the Shares acquired upon exercise of the Option may not be sold until six months after the Grant.

(5)           Termination of Employment or Service.

(A)           General Rule.  Unless otherwise determined by the Board, in the event the employment or Service of the Participant with the Company or a subsidiary terminates for any reason other than because of physical disability or death as provided in Section 6.2(c)(5)(B) and 6.2(c)(5)(C), the Option may be exercised at any time prior to the expiration date of the Option or the expiration of 30 days after the date of such termination, whichever is the shorter period, but only if and to the extent the Participant was entitled to exercise the Option at the date of such termination.

(B)           Termination Because of Total Disability.  Unless otherwise determined by the Board, in the event of the termination of employment or Service because of total disability, the Option may be exercised at any time prior to the expiration date of the Option or the expiration of 12 months after the date of such termination, whichever is the shorter period, but only if and to the extent the Participant was entitled to exercise the Option at the date of such termination.  The term “total disability” means a medically determinable mental or physical impairment which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the Participant to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties as an employee, director, officer or consultant of the Company and to be engaged in any substantial gainful activity.  Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Company.

(C)           Termination Because of Death.  Unless otherwise determined by the Board, in the event of the death of a Participant while employed by or providing Service to the Company or a subsidiary, the Option may be exercised at any time prior to the expiration date of the Option or the expiration of 12 months after the date of death, whichever is the shorter period, but only if and to the extent the Participant was entitled to exercise the Option at the date of death and only by the person or persons to whom such Participant’s rights under the Option shall pass by the Participant’s will or by the laws of descent and distribution of the state or country of domicile at the time of death, the Participant’s grantor trust described in Section 6.1(e)(4) or the beneficiary designated in accordance with Section 6.1(e)(4).

(D)           Amendment of Exercise Period Applicable to Termination.  The Board, at the time of grant or, with respect to an Option that is not an Incentive Stock Option, at any time thereafter, may extend the 30 day and 12 month exercise periods any length of time not longer than the original expiration date of the Option, and may increase the portion of an Option that is exercisable, subject to such terms and conditions as the Board may determine, provided such extension does not subject the Plan or an Award to Section 409A of the Code.

(E)           Failure to Exercise Option.  To the extent that the Option is not exercised within the applicable period, all further rights to purchase Shares pursuant to such Option shall cease and terminate.

(d)           Absence of Other Deferral Features.  Nothing contained herein shall permit an Award of an Option that includes any feature for the deferral of compensation other than that described in Code Section 409A and Treasury Regulation § 1.409A-1(b)(5)(i)(A)(3).

(e)           Incentive Stock Options.  Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of Options which are intended to qualify as Incentive Stock Options:

(1)           The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.  If and to the extent that any Shares are issued under a portion of any Incentive Stock Option that exceeds the $100,000 limitation of Section 422 of the Code, such Shares shall not be treated as issued under an Incentive Stock Option notwithstanding any designation otherwise.

(2)           All Incentive Stock Options must be granted within 10 years from the earlier of the date on which this Plan was initially adopted by the Board or the date this Plan was initially approved by the stockholders of the Company.

(3)           Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of Grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of Grant.

(4)           The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of Grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is Granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of Grant of the Incentive Stock Option.

(5)           Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(6)           To the extent that the Award Agreement specifies that an Option is intended to be treated as an Incentive Stock Option, the Option is intended to qualify to the greatest extent possible as an “incentive stock option” within the meaning of Section 422 of the Code, and shall be so construed; provided, however, that any such designation shall not be interpreted as a representation, guarantee or other undertaking on the part of the Company that the Option is or will be determined to qualify as an Incentive Stock Option.  Certain decisions, amendments, interpretations and actions by the Committee and certain actions by a Participant may cause an Option to cease to qualify as an Incentive Stock Option pursuant to the Code and by accepting an Option the Participant agrees in advance to such disqualifying action.  Notwithstanding any other provision of the Plan to the contrary, the Committee may at any time without the consent of the Participant convert an Incentive Stock Option to a Non-Qualified Stock Option.

6.3           Stock Appreciation Rights.

(a)           General.  The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement.  Each Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive an amount equal in value to the excess of (a) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (b) the Grant price of the Stock Appreciation Right as determined by the Committee, which Grant price shall not be less than 100% of the Fair Market Value of one Share on the date of Grant of the Stock Appreciation Right, multiplied by the number of Shares covered by the Stock Appreciation Right or portion thereof, that is surrendered.  Payment by the Company upon exercise of a Stock Appreciation Right may be made in Shares valued at Fair Market Value, in cash, or partly in Shares and partly in cash, all as determined by the Committee.  Subject to the terms of the Plan, the Grant price, term, methods of exercise, dates of exercise and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

(b)           Tandem Rights.  If a Stock Appreciation Right is granted in connection with an Option, the following rules shall apply:  (1) the Stock Appreciation Right shall be exercisable only to the extent and on the same conditions that the related Option could be exercised; (2) the Stock Appreciation Rights shall be exercisable only when the Fair Market Value of the Shares exceeds the exercise price of the related Option; (3) the Stock Appreciation Right shall be for no more than 100 percent of the excess of the Fair Market Value of the Shares at the time of exercise over the Option price; (4) upon exercise of the Stock Appreciation Right, the Option or portion thereof to which the Stock Appreciation Right relates terminates; and (5) upon exercise of the Option, the related Stock Appreciation Right or portion thereof terminates.

(c)           Restricted Period.  Unless otherwise determined by the Committee, no Stock Appreciation Right granted to an Officer or director may be exercised during the first six months following the date of the Grant.

(d)           Absence of Other Deferral Features.  Nothing contained herein shall permit an Award of a Stock Appreciation Right that includes any feature for the deferral of compensation other than that described in Code Section 409A and Treasury Regulation § 1.409A-1(b)(5)(i)(A)(3).

6.4           Stock Bonus.

(a)           General.  The Committee may award Shares under the Plan as a Stock Bonus.  Shares awarded as a bonus shall be subject to the terms, conditions, and restrictions determined by the Committee.  The restrictions may include restrictions concerning transferability and forfeiture of the Shares awarded, together with such other restrictions as may be determined by the Committee.

(b)           Non-vested Dividends.  If Shares are subject to forfeiture, all dividends or other distributions paid by the Company with respect to the Shares shall be retained by the Company until the Shares are no longer subject to forfeiture, at which time all accumulated amounts shall be paid to the recipient.

(c)           Award Agreement.  The Committee may require the recipient to sign an Award Agreement as a condition of the Award, but may not require the recipient to pay any monetary consideration other than amounts necessary to satisfy tax withholding requirements.  The Award Agreement may contain any terms, conditions, restrictions, representations and warranties required by the Committee.  The certificates representing the Shares awarded shall bear any legends required by the Committee.

(d)           Holding Period.  Unless otherwise determined by the Committee, Shares awarded as a Stock Bonus to an Officer may not be sold until six months after the date of the Award.

6.5           Restricted Stock and Restricted Stock Units.  The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(a)           Restrictions.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a restriction on or prohibition against the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(b)           Issuance of Shares.  Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company.  Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions and possible forfeiture applicable to such Restricted Stock, as set forth in the Award Agreement.

(c)           Forfeiture.  Except as otherwise determined by the Committee, upon a Participant’s termination of Service (as determined under criteria established by the Committee) during the applicable restriction period, all applicable Shares of Restricted Stock and Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)           Non-vested Dividends.  If Shares are subject to forfeiture, all dividends or other distributions paid by the Company with respect to the Shares shall be retained by the Company until the Shares are no longer subject to forfeiture, at which time all accumulated amounts shall be paid to the recipient.

(e)           Holding Period.  Unless otherwise determined by the Committee, Shares awarded to an Officer may not be sold until six months after the date of the Award.

6.6           Performance Awards.

(a)           General.  The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan.  A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such Performance Goals during such performance periods as the Committee shall establish.  Subject to the terms of the Plan, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. In the event that the minimum Performance Goal established by the Committee is not achieved at the conclusion of a period, no payment shall be made to the Participants.  In the event the maximum Performance Goal is achieved, 100 percent of the monetary value of the Performance Awards shall be paid to or vested in the Participants.

(b)           Qualified Performance-Based Compensation.

(1)           From time to time, the Committee may designate an Award granted pursuant to the Plan as an award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code (a “Qualified Performance Based Award”).  Qualified Performance Based Awards shall, to the extent required by Section 162(m), be conditioned solely on the achievement of one or more objective Performance Goals, and such Performance Goals shall be established by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of Section 162(m).

(2)           The Committee shall also certify in writing that such Performance Goals have been met prior to payment of the Qualified Performance Based Awards to the extent required by Section 162(m).

(3)           To the extent that (a) the Committee determines that an Award is to comply with the performance-based exception under Section 162(m) of the Code and (b) the Award is denominated in Shares, a Stock Option or Stock Appreciation Right may not be exercised or other compensation from other such Awards may not be paid (actually or constructively) until there is compliance with the requirements of Section 162(m).  The foregoing shall not apply to the extent that Section 162(m) does not apply or the compensation limitation referred to therein would not be exceeded even if the compensation arising from the Award was not performance-based.

7.             Changes in Capital Structure.

7.1           Equity Restructuring.  In the event of any Equity Restructuring, the number and type of Shares (or other securities or other property) available under this Plan or subject to outstanding Awards, and the purchase price or exercise price with respect to any Award will be proportionately adjusted; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.  The adjustments provided under this Section 7 shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.  The Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such Equity Restructuring with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 4.1 and 6.6 hereof) and that are subject to any Awards previously granted, and (ii) the exercise or settlement prices of such Awards, so as to maintain the proportionate number of Shares or other securities subject to such Awards without changing the aggregate exercise or settlement price, if any.

7.2           Corporate Transactions.  In the event of a merger, consolidation, plan of exchange, acquisition of property or stock, separation, reorganization or liquidation to which the Company or a subsidiary is a party or a sale of all or substantially all of the Company’s assets (each, a “Transaction”), the Committee shall, in its sole discretion and to the extent possible under the structure of the Transaction, select one of the following alternatives for treating outstanding Awards under the Plan:

(a)           Outstanding Awards shall remain in effect in accordance with their terms.

(b)           Outstanding Awards shall be converted into Awards in the corporation that is the surviving or acquiring corporation in the Transaction.  The amount, type of securities subject thereto and exercise price of the converted Awards shall be determined by the Committee, taking into account the relative values of the companies involved in the Transaction and the exchange rate, if any, used in determining shares of the surviving corporation to be issued to holders of shares of the Company.  Unless otherwise determined by the Committee, the converted Awards shall be vested only to the extent that the vesting requirements relating to Awards granted hereunder have been satisfied.

(c)           The Committee shall provide a 30 day period prior to the consummation of the Transaction during which outstanding Awards may be exercised to the extent then exercisable or vested, and upon the expiration of such 30 day period, all unexercised and nonvested Awards shall immediately terminate and be forfeited.  The Committee may, in its sole discretion, accelerate the exercisability or vesting of Awards so that they are exercisable or vested in full during such 30 day period.

7.3           Dissolution of the Company.  In the event of the dissolution of the Company, Awards shall be treated in accordance with Section 7.2(c).

7.4           Rights Issued by Another Corporation.  The Committee may also grant Options, Stock Appreciation Rights, Performance Awards, and Stock Bonuses and issue Restricted Stock or Restricted Stock Units under the Plan having terms, conditions and provisions that vary from those specified in this Plan provided that any such Awards are granted in substitution for, or in connection with the assumption of, existing Options, Stock Appreciation Rights, Stock Bonuses, Restricted Stock, Restricted Stock Units and Performance Awards granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a Transaction.

8.             Amendments and Termination.

8.1           Amendments to the Plan.  The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(a)           violates the rules or regulations of any securities exchange that is applicable to the Company;

(b)           causes the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan;

(c)           increases the number of Shares authorized under the Plan;

(d)           permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of Grant of such Option or Stock Appreciation Right, as prohibited by Sections 6.2(a) and 6.3 of the Plan or the repricing of Options or Stock Appreciation Rights, as prohibited by Section 6.1(h) of the Plan; or

(e)           would prevent the grant of Options or Stock Appreciation Rights that would qualify under Section 162(m) of the Code.

8.2           Amendments to Awards.  The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively.  Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.  Notwithstanding the satisfaction of any applicable Performance Goals, to the extent specified in the Award Agreement, the number of Shares, Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units or other benefits granted, issued, and or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, shall determine.  Notwithstanding the foregoing, the Committee shall not waive any conditions or rights of the Company, or otherwise amend or alter any outstanding Qualified Performance Based Award in such a manner as to cause such Award not to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

8.3           Correction of Defects, Omissions and Inconsistencies.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

9.             Income Tax Withholding and Cashless Exercise.  In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.  The Company may require any recipient of an Award to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements.  If the recipient fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the recipient, including salary or fees for services, subject to applicable law.  In order to assist a Participant in paying all or a portion of the federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent of the minimum amount required to be withheld under applicable laws or regulations) or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent of the minimum amount required to be withheld under applicable laws or regulations).  The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

10.            General Provisions.

10.1          No Rights to Awards.  No Eligible Person or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

10.2         Award Agreements.  No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

10.3         Plan Provisions Control.  In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

10.4         No Rights of Stockholders.  Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant’s legal representative without restrictions thereto.

10.5         No Limit on Other Compensation Arrangements.  Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

10.6         No Right to Employment.  The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, or as giving a director of the Company or an Affiliate the right to continue as a director or an Affiliate of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment or Service at any time, with or without cause.  In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or terminate the term of a director of the Company or an Affiliate, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.  Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate.  The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment.  Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise.  By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

10.7         Company Actions Unrestrained.  The existence of outstanding Awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company or any issuance of Shares or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares or other securities of the Company or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.  Further, except as expressly provided herein or by the Committee, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Shares, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Options or other Awards theretofore granted or the purchase price per Share, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary or appropriate.

10.8         Governing Law.  The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Oregon.

10.9         Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

10.10       No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Person or any other Person.  To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

10.11       Other Benefits.  No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

10.12       No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

10.13       Headings.  Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

10.14       Securities and Tax Law Compliance.  The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3.  If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative.  The Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Persons.  With respect to Options and Stock Appreciation Rights, the Company intends to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.  To the extent applicable, the Plan and Award Agreement shall be interpreted to the degree necessary to qualify the Plan and any Award thereunder for any exemption available under Section 409A of the Code and notwithstanding any provision of the Plan to the contrary, the Board may adopt such amendments to the Plan and the applicable Award Agreements or adopt other policies or procedures (including amendments, policies and procedures with retroactive effect) or take any other actions that the Board determines are necessary or appropriate to exempt the Plan and Awards from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Awards.

10.15       Conditions Precedent to Issuance of Shares.  Shares shall not be issued, and the Company shall not have any liability for failure to issue Shares, pursuant to the exercise or payment of the purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable Stock Exchange and the Oregon Business Corporation Act.  As a condition to the exercise or payment of the purchase price relating to such Award, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

10.16       No Obligation to Notify.  The Company shall have no duty or obligation to any holder of an Award to advise such holder as to the time or manner of exercising any rights of such Award.  Furthermore, the Company shall have no duty or obligation to warn or otherwise such holder of a pending termination or expiration of such an award or a possible period in which the Award may not be exercised.  The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

10.17        Limitation on Liability.  The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (b) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted hereunder.

11.            Effective Date and Duration.

11.1         Effective Date.  This Restated Plan shall become effective as of upon the approval of the shareholders.  No Award granted under the Restated Plan to an officer who is subject to Section 16(b) of the Exchange Act (an “Officer”) or a director, and no Incentive Stock Option under the Restated Plan, shall become exercisable, however, until the Restated Plan is approved by the affirmative vote of the holders of a majority of the Shares represented at a shareholders meeting at which a quorum is present and any such Awards under the Restated Plan made prior to such approval and not otherwise covered by the Plan as in effect prior to this restatement shall be conditioned on and subject to such approval.  Subject to this limitation, Awards may be granted and Shares may be awarded as bonuses or sold under the Plan at any time after the effective date and before termination of the Plan.

11.2        Duration.  No Award shall be granted under the Plan after (a) the tenth anniversary of the earlier of (i) the date on which this Plan was adopted by the Board or (ii) the date this Plan was approved by the stockholders of the Company, or (b) any earlier date of discontinuation or termination established pursuant to Section 8.1 of the Plan.  However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.